Exhibit 99.1

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

POINT BLANK SOLUTIONS APPOINTS JAMES R. HENDERSON CHIEF EXECUTIVE OFFICER

Pompano Beach, FL, September 14, 2009 – Point Blank Solutions, Inc. (“PBSI”, OTC Pink Sheets: PBSO.PK), a leader in the field of protective body armor, announced today the appointment of James R. Henderson as Chief Executive Officer, effective immediately.  Mr. Henderson had been serving as Acting CEO since April 2009, and has been serving as Chairman of the Board of Directors since August 2008.

“We have been working diligently to improve both our competitive and financial position this year and have accomplished a great deal.  I am confident the team we have in place will help us further build our domestic and international market share, while generating increased value for all shareholders. I believe in Point Blank’s future and look forward to taking on this role as CEO,” stated Mr. Henderson.

ABOUT POINT BLANK SOLUTIONS, INC.
Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, Point Blank Solutions believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry. The Company maintains facilities in Pompano Beach, FL and Jacksboro, TN. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

SAFE HARBOR STATEMENT
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY'S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (3) ADDITIONAL FINANCING REQUIREMENTS, (4) DEVELOPMENT OF NEW PRODUCTS, (5) GOVERNMENT APPROVAL AND CONTRACTING PROCESSES, (6) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (7) TECHNOLOGICAL CHANGES, (8) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (9) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (10) TURNOVER IN THE COMPANY'S SENIOR MANAGEMENT AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN "RISK FACTORS," IN THE COMPANY'S PERIODIC REPORTS ON FORMS 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

Company Contact:                                                                         Media Contact:
Michelle Doery, Chief Financial Officer                                     Glenn Wiener, Media Relations
Tel: 954-630-0900                                                                           Tel: 212-786-6011 / Email: gwiener@GWCco.com

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